EXHIBIT 99.2

THIS INSTRUMENT AND THE RIGHTS AND OBLIGATIONS EVIDENCED HEREBY ARE SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (THE "SUBORDINATION AGREEMENT") DATED AS OF SEPTEMBER 28, 2001 BY AND AMONG PROQUEST COMPANY, A DELAWARE CORPORATION, FILEMASTER HOLDINGS, INC., A DELAWARE CORPORATION (THE "COMPANY") AND HELLER FINANCIAL, INC. ("AGENT"), TO THE INDEBTEDNESS (INCLUDING INTEREST) OWED BY THE COMPANY PURSUANT TO THAT CERTAIN CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2001 BY AND AMONG BH ACQUISITION, INC., AGENT AND THE LENDERS FROM TIME TO TIME PARTY THERETO, AS SUCH CREDIT AGREEMENT HAS BEEN AND HEREAFTER MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME AND TO INDEBTEDNESS REFINANCING THE INDEBTEDNESS UNDER THAT AGREEMENT AS CONTEMPLATED BY THE SUBORDINATION AGREEMENT; AND EACH HOLDER OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENT.

                     UNSECURED SUBORDINATED PROMISSORY NOTE

$21,750,000                                                   September 28, 2001


                                    ARTICLE I

                                      TERMS
                                      -----

         FOR VALUE RECEIVED, the undersigned Filemaster Holdings, Inc., a Delaware corporation (the "Company"), promises to pay to the order of ProQuest Company and its successors and assigns (collectively, the "Holder") the principal sum of Twenty One Million Seven Hundred Fifty Thousand Dollars ($21,750,000). The principal amount, together with accrued and unpaid interest, shall be paid in legal tender of the United States upon the earlier of March 31, 2010, the occurrence of a Mandatory Prepayment Event or as otherwise provided herein upon the occurrence of an Event of Default (as applicable, the "Maturity Date"). Interest will accrue on the unpaid principal balance at a rate of seven and one-half percent (7 1/2%) per annum for the period beginning on the date hereof and ending on the March 2005 Interest Payment Date (as defined below) and thereafter interest will accrue at a rate of fifteen percent (15%) per annum, in each case, computed on the basis of a 360-day year compounded semi-annually; provided that if an Event of Default shall occur, the interest rate shall be three percent (3%) per annum over the then applicable interest rate for the period after the occurrence of the Event of Default until the Event of Default is cured or the unpaid principal amount hereof is paid in full, whether or not the Holder accelerates payment; and provided further, that in certain events Additional Interest as specified in Article II hereof will accrue on this Note. Accrued interest will be payable semiannually in arrears on the last business day of March and September commencing on the last business day of March, 2002 (each an "Interest Payment Date"); provided, that for the Interest Payment Dates commencing on March 2002 and ending on September 2006, such accrued interest shall be deemed not then due and payable hereunder but instead shall continue to accrue. All accrued and unpaid interest under this Note shall be due and payable on the March 2007 Interest Payment Date. Thereafter, all interest hereunder shall be paid in cash. To the extent that any interest hereunder is not paid in cash, such interest shall continue to accrue and shall bear interest at the rates (including any default rates and any Additional Interest) specified herein. Notwithstanding any other provision contained in this Note, the aggregate annual interest rate charged hereunder (including all charges and fees deemed to be interest pursuant to applicable law) shall not exceed the maximum annual rate permitted by applicable law. In the event that the aggregate annual interest rate payable hereunder (including all charges and fees deemed to be interest under applicable laws) exceeds the maximum legal rate, the Company shall only pay the Holder interest at the maximum permitted rate, and the Company shall continue to make such interest payments at the maximum permitted rate until all amounts, fees and obligations payable hereunder have been paid in full.

         This Note was issued pursuant to the Purchase and Sale Agreement between the Holder and BH Acquisition, Inc. dated September 20, 2001 (the "Agreement"). This Note evidences the Company's obligation to pay a portion of the purchase price for the stock and assets described therein and the principal amount hereof may be subject to adjustment pursuant to the terms of Article III thereof. This Note may be prepaid in whole or in part at any time without premium or penalty.

         All payments hereunder shall be made in lawful currency of the United States by wire transfer of immediately available funds to an account specified by the Holder, or, at the option of the Holder, in such manner and at such other place in the United States of America as the Holder shall have designated to the Company in writing. All payments hereunder shall be applied first to any fees and expenses due hereunder, then to accrued (but not yet capitalized) interest and then to principal (including any capitalized interest).

                                   ARTICLE II

                                    COVENANTS
                                    ---------

         The Company covenants and agrees that so long as any principal, interest, fees or other amounts payable under this Note remain outstanding:

         2.1 Senior Indebtedness. The Company will not, and will not permit any of its Subsidiaries to, enter into a Senior Credit Agreement that prohibits cash interest payments on this Note (or prohibits dividends to make such payments) in accordance with the terms hereof, except as the Holder has otherwise agreed pursuant to the terms of the Subordination Agreement.

         2.2 Restricted Payments. The Company will not, and will not permit any Subsidiary to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment except (a) dividends to members of management and repurchases and redemptions from management, in each case to the extent provided in any employment agreement, executive stock agreement or similar arrangement between the Company (or its Subsidiaries) and management of the Company and its Subsidiaries and (b) the Tax Distributions described in Section
2.3 below.

         2.3 Tax Payments. Unless and until interest under this Note is paid in cash, so long as BH Acquisition, Inc. is in compliance with its Fixed Charge Coverage Ratio (as defined in the Senior Credit Agreement) and no default is continuing thereunder or would occur as a result of the payment described below, the Company will, and will cause its Subsidiaries to, make a payment or other distribution (a "Tax Distribution") to the Holder to enable the Holder to pay income taxes with respect to the accrued interest on this Note. Such Tax Distribution shall be made on April 10 of each year and shall be equal to 40% of the accrued interest for the preceding calendar year. Any Tax Distribution made pursuant to this Section 2.3 shall be credited to accrued interest, thus reducing the amount of accrued interest by the amount of the Tax Distribution.

         2.4 Failure to Comply With Covenants. In the event that the Company fails to comply with any of the covenants set forth in this Article II, additional interest ("Additional Interest") will accrue on the unpaid principal and interest of this Note at a rate of three percent (3%) per annum for the period beginning on the date such failure to comply occurs and continuing until the Company is in compliance or the unpaid principal and interest hereunder is paid in full.

                                   ARTICLE III

                                EVENTS OF DEFAULT
                                -----------------

         3.1 The occurrence of one or more of the following events shall constitute an "Event of Default" under this Note;

                  (a) Nonpayment. (i) Nonpayment when due of the principal amount of this Note or (ii) nonpayment of any interest due hereunder within fifty (50) days following the due date; or

                  (b) Cross-Acceleration. Payment of the Senior Indebtedness shall be accelerated; or

                  (c) Insolvency Events. With respect to the Company or any of its Subsidiaries:

                  (1) such Person shall be adjudicated insolvent or bankrupt or shall generally fail to pay or admit in writing its inability to pay its debts as they become due;

                  (2) such Person shall seek dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator for it or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors;

                  (3) such Person shall make a general assignment for the benefit of its creditors or consent to, or acquiesce in the appointment of, a receiver, trustee, custodian or liquidator for a substantial portion of its property, assets or business;

                  (4) such Person shall file a voluntary petition under any bankruptcy, insolvency or similar law; or

                  (5) such Person, or a substantial portion of its property, assets or business, shall become the subject of an involuntary proceeding or petition for its dissolution or reorganization or the appointment of a receiver, trustee, custodian or liquidator and any such proceeding or petition shall not be dismissed within forty-five
         (45) days after commencement or filing, as the case may be, or any order for relief shall be entered in any such proceeding.

         3.2 Consequences of Events of Default. Upon the occurrence of any Event of Default described in the foregoing clause 3.1(c), the unpaid principal amount owing under this Note, together with all accrued and unpaid interest thereon and all other amounts due and payable with respect thereto, shall automatically become immediately due and payable, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other requirements of any kind, all of which are hereby expressly waived by the Company and the Company will immediately pay to the Holder all amounts due and payable with respect to this Note. Upon the occurrence and during the continuance of any other Event of Default, the Holder of this Note may, by written notice to the Company, declare all or any portion of the unpaid principal amount owing under this Note to be due and payable, whereupon such unpaid principal amount (together with all accrued and unpaid interest thereon and all other amounts due and payable with respect thereto) shall automatically become immediately due and payable, without any other notice of any kind and without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company and the Company will immediately pay to the Holder of this Note all such amounts declared to be due and payable with respect to this Note. The provisions of this Section 3.2 are subject to the terms of the Subordination Agreement.

                                   ARTICLE IV

                                   DEFINITIONS
                                   -----------

         For purposes of this Note, the following terms shall have the meanings set forth below:

         "Indebtedness" of any Person shall mean all indebtedness of such person for borrowed money (whether by loan or the issuance and sale of debt securities).

         "Mandatory Prepayment Event" shall mean any event, transaction or occurrence as a result of which (a) the Original Investors shall cease to own and control all of the economic and voting rights associated with ownership of at least fifty-one percent (51%) of the outstanding capital stock of all classes of the Company on a fully diluted basis, or (b) either of the Company or BH Acquisition, Inc. shall sell more than 50% of its assets in any one transaction or in a series of transactions, or (c) the Company shall dissolve, wind up or otherwise cease to do business or (d) the Company makes any Restricted Payment to any of the Original Investors, except to the extent provided in any employment agreement, executive stock agreement or similar arrangement between Original Investors that are part of management of the Company and its Subsidiaries, or (e) the Company shall cease to hold 100% of the stock of BH Acquisition, Inc.

         "Original Investors" shall mean the Glencoe Funds and the Co-Investors. "Glencoe Funds" shall mean BH Equity Holdings, LLC, a Delaware limited liability company, Glencoe Capital Partners II, L.P., a Delaware limited partnership, Glencoe Capital Partners III, a Delaware limited partnership in process of formation, Glencoe Capital Institutional Partners III, L.P., a limited partnership in process of formation, and such other funds as may be established which are managed directly or indirectly by the Managing Directors of Glencoe Capital, L.L.C. Co-Investors shall mean State of Michigan Retirement System, Massachusetts Mutual Life Insurance Company and limited partners in any Glencoe Funds.

         "Person" shall mean an individual, partnership, corporation, limited liability company, joint stock company, land trust, business trust or unincorporated organization.

         "Restricted Payment" shall mean (a) any dividend or other redemption, direct or indirect, on account of any capital stock, partnership interests or limited liability company interests (collectively, "Equity Interests") of the Company, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of any Equity Interests of the Company, or (c) any payment or prepayment of principal, premium, interest, fees or other charges on, or redemption, purchase, retirement, defeasance, sinking fund or similar payment with respect to any Indebtedness (including, without limitation, any indebtedness evidenced by a note, bond, debenture or similar instrument) of the Company or any of its Subsidiaries to any holder of Equity Interests of the Company (other than to holders of any Specified Equity Interests).

         "Senior Credit Agreement" shall mean, with respect to the Company or any Subsidiary, any agreement or instrument evidencing Indebtedness which is intended to constitute "Senior Indebtedness" hereunder and under the Subordination Agreement, as the same may be amended, restated or refinanced from time to time.

         "Senior Indebtedness" shall mean Indebtedness and other monetary obligations of the Company and/or any Subsidiary under or in respect of a Senior Credit Agreement, as such Senior Credit Agreement may be amended, restated or refinanced from time to time.

         "Specified Equity Interests" shall mean Equity Interests acquired by a Person in connection with the issuance of Indebtedness of the Company (or any Subsidiary) to any such Person, including any additional Equity Interests issued in connection with amendments, extensions and refinancings thereof; provided that neither such Person nor any of such Person's Affiliates (as defined in the Agreement) shall be holders of any Equity Interests immediately prior to the original issuance of such Indebtedness.

         "Subordination Agreement" shall mean an agreement by and among the holders of Senior Indebtedness (or an agent on their behalf) and the Holder in such form as is reasonably satisfactory to each of the holders of Senior Indebtedness from time to time, the Company and the Holder.

         "Subsidiary" shall mean any corporation, partnership or limited liability company of which a Person owns, directly or indirectly through one or more intermediaries, more than 50% of the Voting Stock, partnership interests or membership interests at any time of determination.

         "Voting Stock" shall mean securities of any class or classes of a corporation the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors (or Persons performing similar functions).

                                    ARTICLE V

                                     GENERAL
                                     -------

         5.1 Descriptive Headings; Interpretation. The descriptive headings of this Note are inserted for convenience only and do not constitute a substantive part of this Note. The use of the word "including" in this Note will be by way of example rather than by limitation.

         5.2 Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Note will be in writing and will be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications will be sent to the Company and the Holder at their respective addresses indicated in the Agreement or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

         5.3 No Waiver, Remedies Cumulative. No delay on the part of the Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Note are cumulative and are in addition to all rights or remedies which the Holder otherwise may have in law or in equity or by statute or otherwise. Without limiting the generality of the foregoing, nothing in this Note shall be deemed to preclude or be in lieu of any right or remedy which the

Holder may have in law or in equity or by statute or otherwise against the Company or any other person based upon any fraud.

         5.4 Amendments and Waivers. This Note may not be changed or amended orally, and no waiver hereunder may be oral, but any change or amendment hereto or any waiver hereunder must be in writing and signed by the Holder and the Company.

         5.5 Divisibility and Replacement of Note. This Note may be divided into multiple notes in such denominations as the Holder and any subsequent Holders may request upon surrender of such instrument at the principal office of the Company. In case any Note shall be mutilated, lost, stolen, or destroyed, the Company shall issue and deliver in exchange and substitution for, and upon cancellation of the mutilated instrument or in lieu of and substitution for the instrument lost, stolen or destroyed, a new note or other document of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction; the affidavit of the Holder, without bond but with promise of indemnity, shall be satisfactory.

         5.6 Governing law; Waivers; Personal Jurisdiction.

                  (a) THIS NOTE AND RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE DEEMED TO BE CONTRACTS UNDER THE LAWS OF THE STATE OF ILLINOIS AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF ILLINOIS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF ILLINOIS.

                  (b) Waiver. THE COMPANY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY CERTIFIED MAIL--RETURN RECEIPT REQUESTED, DIRECTED TO THE COMPANY AT THE ADDRESS INDICATED IN THE AGREEMENT, AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED TWO BUSINESS DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE COMPANY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL, ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE IN CONNECTION WITH ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE COMPANY REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  (c) Exclusive Jurisdiction. EXCEPT AS PROVIDED IN SUBSECTION
(d) HEREOF, THE HOLDER AND THE COMPANY AGREE THAT ALL DISPUTES AMONG OR BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG OR BETWEEN THEM IN CONNECTION WITH THIS NOTE, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS AND THE COMPANY HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID COUNTY AND SAID STATE. THE HOLDER AND THE COMPANY ACKNOWLEDGE, HOWEVER, THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, ILLINOIS OR SUCH OTHER COUNTY (AS THE CASE MAY BE). THE COMPANY WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE HOLDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE HOLDER TO BRING ANY ACTON OR PROCEEDING AGAINST THE COMPANY OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

                  (d) Other jurisdictions. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE COMPANY AGREES THAT THE HOLDER SHALL HAVE THE RIGHT TO PROCEED AGAINST THE COMPANY IN A COURT IN ANY LOCATION TO ENABLE THE HOLDER TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE HOLDER. THE COMPANY WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE HOLDER HAS COMMENCED A PROCEEDING DESCRIBED IN THIS SECTION.

         5.7 Expenses. The Company agrees to pay the reasonable fees, expenses and disbursements of the Holder's counsel incurred in connection with the amendment, interpretation or, during the continuance of an Event or Default, the enforcement of this Note and/or the Subordination Agreement.

         5.8 Indemnification.

                  (a) In addition to all of the Company's other obligations under this Note, the Company agrees to defend, protect, indemnify and hold harmless the Holder, its assignees and all of their respective officers, directors, shareholders, partners, employees, consultants and agents (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth in this Note) (collectively, the "Indemnitees") from and against any and all losses, damages, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, reasonable attorneys' and paralegals' fees, costs and expenses) (collectively, "Losses") incurred by such Indemnitees, whether prior to or from and after the date of this Note, whether direct, or consequential, as a result of or arising from or relating to any suit, investigation, action or proceeding by any person, either threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation (other than suits or other actions by the Company against an Indemnitee where the Company is successful on the merits), regardless of whether the Indemnitee seeking indemnification is a party to the action or proceeding for which indemnification is sought, including, without limitation, any federal or state securities or labor laws, or under any environmental and safety requirements or common law principles arising from or in connection with any matter relating to the financing transactions contemplated by this Note, the Holder's relationship with the Company or any of its Subsidiaries or by any document, agreement, certificate or instrument executed or delivered in connection with the transactions contemplated hereby (including, without limitation, any transaction financed by the Note, (collectively, "Indemnified Matters"); provided, however, the Company shall not be obligated to indemnify an Indemnitee to the extent that the Losses resulted from the willful misconduct or gross negligence of the Holder. In no event shall the Holder be liable to the Company or any of its affiliates for indirect, special, consequential or punitive damages. To the extent that this undertaking to indemnify, pay and hold harmless may be unenforceable for any reason, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by Indemnitees.

                  (b) If an Indemnitee intends to seek indemnification pursuant to this Section 5.8, such Indemnitee shall promptly notify the Company in writing of such claim describing such claim in reasonable detail; provided, that the failure to provide such notice shall not affect the obligations of the Company except to the extent that it is actually prejudiced thereby. In the event that such claim involves a claim by a third party against the Indemnitee, the Company shall have 30 days after receipt of such notice to decide whether it will undertake, conduct and control, through counsel of its own choosing and at its own expense, the settlement or defense thereof, and if it so decides, the Indemnitee shall cooperate with it in connection therewith; provided, that the Indemnitee may participate in such settlement or defense through counsel chosen by it; and provided further, that the fees and expenses of such counsel shall be borne by the Indemnitee.

                  (c) The Company shall not, without the written consent of the Indemnitee, settle or compromise any action in any manner, other than a settlement consisting solely of monetary damages.

                  (d) If the Company does not notify the Indemnitee within 30 days after the receipt of the Indemnitee's notice of a claim of indemnity hereunder that it elects to undertake the defense thereof, the Indemnitee shall have the right to conduct and control, through counsel of its own choosing and at the Company's expense, the contest, settlement or compromise of the claim, but the Indemnitee shall not thereby waive any right to indemnity therefor pursuant to this Agreement.

                  (e) As long as the Company is contesting any such claim in good faith, the Indemnitee shall not pay or settle any such claim. Notwithstanding the foregoing, the Indemnitee shall have the right to pay or settle any such claim, provided that (i) as long as the Company is contesting such claim in good faith, any such settlement shall include as an unconditional term thereof the delivery by the claimant or plaintiff to the Company of a duly executed written release of the Company from all liability and obligation in respect of such action, (ii) in such event Indemnitee shall waive any right to indemnity therefor by the Company; and (iii) the Indemnitee shall provide the Company reasonable advance notice of any proposed settlement or payment and shall not pay or settle any claim if the Company shall reasonably object.

                  (f) The Indemnitee shall cooperate fully in all aspects of any investigation, defense, pretrial activities, trial, compromise, settlement or discharge of any claim in respect of which indemnity is sought pursuant to this
Section 5.8, including, but not limited to, by providing the other party with reasonable access to employees and officers (including as witnesses) and other information.

                  (g) The Indemnitee shall take reasonable steps to mitigate indemnifiable Losses upon and after becoming aware of any event which could reasonably be expected to give rise to any Losses that are indemnifiable hereunder.

         5.9 Severability. The provisions of this Note are severable and if any one clause or provision, or part thereof, in such jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Note in any other jurisdiction.

         5.10 Assignment. This Note may not be sold, transferred, assigned or otherwise negotiated prior to the date that is three years after the date hereof, other than to an affiliate of the Holder. On and after the date that is three years and one day after the date hereof, the Holder may assign, sell, transfer or otherwise negotiate all or a portion of this Note to any other Person.



                                      * * *

         IN WITNESS WHEREOF, the Company has executed and delivered this Note in the date first written above.

                                            FILEMASTER HOLDINGS, INC.


                                                     /s/ William J. McGrath
                                            ------------------------------------
                                            By:      William J. McGrath
                                               ---------------------------------
                                            Its:     Assistant Secretary
                                                --------------------------------